Non-cash items	6 Months Ended
Feb. 28, 2026
Non-cash Items
Non-cash items

24.	Non-cash items

	Six months ended February 28,
	2026	2025
Depreciation	$3,141	$1,515
Change in fair value of derivative financial instruments (Note 12)	30,521	(1,658)
Share-based compensation expense (Note 15)	1,080	1,513
Accretion of provision for reclamation	71	71
Deferred income tax expense (Note 8)	2,444	1,708
Accretion of lease liabilities (Note 10)	182	158
Deferred revenue (Note 9)	(3,495)	1,068
Accretion of deferred revenue (Note 9)	87	196
Foreign exchange (gain)/losses	(413)	72
Financing costs expensed (Note 5)	-	953
VAT impaired	-	20
Others	108	-
Total non-cash items	$33,726	$5,616

For the three and six months ended February 28, 2026, a decrease in amounts payable and accrued liabilities related to purchase of mineral property, plant and equipment was $0.8 million and $1.7 million (2025 – increase of $0.2 million and $0.3 million, respectively).